UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-7686

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	May 31

Date of reporting period:	February 29, 2012

ITEM 1.                                                     SCHEDULE OF INVESTMENTS.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FORM N-Q

FEBRUARY 29, 2012

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 61.5%
Argentina — 3.0%
Republic of Argentina	7.820%	12/31/33	3,500,474	EUR	$3,143,320	(a)
Republic of Argentina, GDP Linked Securities	4.191%	12/15/35	10,461,590	EUR	1,707,401	(a)(b)
Republic of Argentina, GDP Linked Securities, Senior Bonds	4.383%	12/15/35	3,195,000		442,508	(a)(b)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	1,541,000		1,545,800
Republic of Argentina, Senior Bonds	7.000%	10/3/15	2,007,000		1,899,258
Republic of Argentina, Senior Bonds	2.260%	12/31/38	508,097	EUR	218,448
Republic of Argentina, Senior Notes	8.750%	6/2/17	4,334,544		4,345,380
Total Argentina					13,302,115
Brazil — 6.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	2,865,000	BRL	1,673,244
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	34,874,000	BRL	19,680,552
Federative Republic of Brazil	7.125%	1/20/37	5,117,000		7,102,396
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	667		801
Total Brazil					28,456,993
Chile — 1.0%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,080,000		1,117,800	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,190,000		1,224,511	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	1,750,000		1,916,250
Total Chile					4,258,561
Colombia — 3.6%
Republic of Colombia	7.375%	9/18/37	6,091,000		8,582,219
Republic of Colombia, Senior Bonds	6.125%	1/18/41	760,000		937,460
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,926,000		6,344,688
Total Colombia					15,864,367
India — 0.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	454,000		433,570	(a)(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	570,000		544,350	(a)(c)
Total India					977,920
Indonesia — 5.4%
Republic of Indonesia, Notes	5.250%	1/17/42	7,540,000		8,077,225	(c)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	420,000		509,775	(c)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	10,904,000,000	IDR	1,623,461
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	21,720,000,000	IDR	3,517,325
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	21,034,000,000	IDR	3,252,826
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,105,000		1,386,775	(c)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	25,039,000,000	IDR	3,901,484
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,371,000		1,509,814	(c)
Total Indonesia					23,778,685
Malaysia — 1.7%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	21,410,000	MYR	7,320,512
Government of Malaysia, Senior Bonds	4.262%	9/15/16	1,155,000	MYR	402,773
Total Malaysia					7,723,285
Mexico — 5.6%
Mexican Bonos, Bonds	8.000%	6/11/20	173,986,000	MXN	15,332,953
Mexican Bonos, Bonds	8.500%	11/18/38	22,930,000	MXN	1,965,928
United Mexican States, Bonds	10.000%	12/5/24	19,610,000	MXN	1,993,922
United Mexican States, Medium-Term Notes	6.050%	1/11/40	4,000		4,890
United Mexican States, Senior Notes	5.950%	3/19/19	3,560,000		4,279,120

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Mexico (continued)
United Mexican States, Senior Notes	5.125%	1/15/20	880,000		$1,009,800
Total Mexico					24,586,613
Panama — 2.0%
Republic of Panama	9.375%	4/1/29	1,603,000		2,570,411
Republic of Panama	6.700%	1/26/36	4,639,000		6,067,812
Total Panama					8,638,223
Peru — 5.8%
Republic of Peru	8.750%	11/21/33	7,805,000		12,047,017
Republic of Peru, Bonds	7.840%	8/12/20	12,055,000	PEN	5,231,798
Republic of Peru, Bonds	6.550%	3/14/37	1,080,000		1,374,300
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	4,300,000		5,822,200
Republic of Peru, Senior Bonds	5.625%	11/18/50	1,000,000		1,105,000
Total Peru					25,580,315
Philippines — 0.4%
Republic of Philippines, Senior Bonds	5.500%	3/30/26	1,550,000		1,788,313
Poland — 2.7%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,840,000		2,162,000
Republic of Poland, Senior Notes	5.125%	4/21/21	3,910,000		4,213,025
Republic of Poland, Senior Notes	5.000%	3/23/22	5,170,000		5,512,771
Total Poland					11,887,796
Russia — 6.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,073,000		1,135,288	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000		1,110,000	(c)
Russian Foreign Bond - Eurobond	11.000%	7/24/18	110,000		155,788	(c)
Russian Foreign Bond - Eurobond	12.750%	6/24/28	617,000		1,102,887	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	20,478,375		24,471,658	(c)
Total Russia					27,975,621
Sri Lanka — 0.3%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	1,580,000		1,539,029	(c)
Turkey — 8.0%
Republic of Turkey, Notes	6.750%	5/30/40	2,750,000		2,970,000
Republic of Turkey, Senior Bonds	5.625%	3/30/21	820,000		856,900
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,348,000		5,649,750
Republic of Turkey, Senior Notes	7.500%	7/14/17	100,000		115,250
Republic of Turkey, Senior Notes	6.875%	3/17/36	23,290,000		25,560,775
Total Turkey					35,152,675
Venezuela — 9.1%
Bolivarian Republic of Venezuela	5.750%	2/26/16	15,166,000		13,747,979	(c)
Bolivarian Republic of Venezuela	7.000%	12/1/18	1,920,000		1,632,000	(c)
Bolivarian Republic of Venezuela	7.650%	4/21/25	933,000		729,606
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	7,239,000		6,316,027
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	3,800,000		3,990,000
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	6,694,000		6,770,981
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	764,000		695,240
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	7,280,000		6,198,920	(c)
Total Venezuela					40,080,753
TOTAL SOVEREIGN BONDS (Cost — $242,584,937)					271,591,264

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 35.2%
CONSUMER DISCRETIONARY — 1.3%
Media — 1.3%
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	866,000	$917,960	(c)
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	110,000	116,600	(c)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	3,910,000	4,646,155
TOTAL CONSUMER DISCRETIONARY				5,680,715
CONSUMER STAPLES — 0.2%
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,040,000	1,014,000	(c)
ENERGY — 16.2%
Oil, Gas & Consumable Fuels — 16.2%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,419,123	2,608,419	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	2,600,000	3,282,500
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	5,390,000	5,783,255	(c)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	910,000	976,394	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	4,339,000	4,694,798	(c)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,800,000	1,957,500	(c)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	730,000	799,350	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	1,860,000	1,971,600	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	974,000	1,032,440	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,176,000	7,102,400
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,990,000	2,149,435
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	3,710,000	4,409,112
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,560,000	1,820,099
Petroleos Mexicanos, Notes	8.000%	5/3/19	130,000	163,150
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,100,000	10,026,380
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000	2,134,110	(c)
Petronas Capital Ltd.	5.250%	8/12/19	5,560,000	6,306,430	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,448,000	1,642,394	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	2,280,000	2,445,300	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,429,000	2,890,510	(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	2,220,000	2,165,359	(c)
TNK-BP Finance SA	6.625%	3/20/17	1,417,000	1,565,785	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	2,830,000	3,190,825	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	310,000	359,600	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	218,000	252,880	(c)
TOTAL ENERGY				71,730,025
INDUSTRIALS — 1.4%
Building Products — 0.2%
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	810,000	854,550	(c)
Construction & Engineering — 0.8%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	2,440,000	2,690,100	(c)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	700,000	719,250	(c)
Total Construction & Engineering				3,409,350
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	1,765,000	1,733,161	(c)
TOTAL INDUSTRIALS				5,997,061
MATERIALS — 9.4%
Chemicals — 0.4%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	1,712,000	1,900,320	(c)
Containers & Packaging — 0.5%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	2,260,000	2,220,450	(c)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining — 7.5%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,970,000	$2,041,036	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,020,000	1,124,550	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	998,000	1,100,295	(c)
Evraz Group SA, Notes	8.250%	11/10/15	500,000	533,750	(c)
Evraz Group SA, Notes	9.500%	4/24/18	810,000	907,200	(c)
Evraz Group SA, Notes	6.750%	4/27/18	5,355,000	5,308,144	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,180,000	1,321,600	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	800,000	891,883
Southern Copper Corp., Senior Notes	6.750%	4/16/40	2,560,000	2,814,369
Vale Overseas Ltd., Notes	8.250%	1/17/34	5,756,000	7,919,945
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,349,000	4,123,564
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,752,000	2,875,840	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,630,000	1,572,950	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	360,000	363,600	(c)
Total Metals & Mining				32,898,726
Paper & Forest Products — 1.0%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,022,000	1,214,495
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	625,000	636,091	(c)
Empresas CMPC SA, Notes	4.750%	1/19/18	1,020,000	1,074,261	(c)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	950,000	996,313	(c)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	610,000	603,900	(c)
Total Paper & Forest Products				4,525,060
TOTAL MATERIALS				41,544,556
TELECOMMUNICATION SERVICES — 4.8%
Diversified Telecommunication Services — 4.2%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	8,240,000	7,210,000	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	386,000	337,750	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	1,693,000	1,481,375	(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	910,000	938,392	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,600,000	1,636,000	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	657,000	708,706	(c)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	750,000	789,375	(c)
Vimpel Communications, Notes	6.493%	2/2/16	200,000	206,500	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	5,017,000	5,280,392	(c)
Total Diversified Telecommunication Services				18,588,490
Wireless Telecommunication Services — 0.6%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,270,000	1,441,450	(c)
Oi S.A., Senior Notes	5.750%	2/10/22	1,030,000	1,058,325	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	240,000	236,520	(c)
Total Wireless Telecommunication Services				2,736,295
TOTAL TELECOMMUNICATION SERVICES				21,324,785
UTILITIES — 1.9%
Electric Utilities — 0.7%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	385,000	451,413	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,970,000	2,418,175	(c)
Total Electric Utilities				2,869,588
Gas Utilities — 0.4%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	1,550,000	1,635,250	(c)
Independent Power Producers & Energy Traders — 0.6%
AES Gener SA, Notes	5.250%	8/15/21	1,000,000	1,050,000	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	1,660,000	1,788,922	(c)
Total Independent Power Producers & Energy Traders				2,838,922

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Multi-Utilities — 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000	$1,041,825	(c)
TOTAL UTILITIES				8,385,585
TOTAL CORPORATE BONDS & NOTES (Cost — $142,391,542)				155,676,727

	EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $356,500)	4/15/20	11,500	360,812
TOTAL INVESTMENTS — 96.8% (Cost — $385,332,979#)			427,628,803
Other Assets in Excess of Liabilities — 3.2%			13,949,626
TOTAL NET ASSETS — 100.0%			$441,578,429

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

February 29, 2012

Summary of Investments by Country**

Brazil	15.5%
Mexico	13.9
Russia	12.9
Venezuela	9.4
Turkey	8.2
Indonesia	7.0
Peru	6.0
Colombia	5.3
Argentina	3.8
Malaysia	3.7
Chile	2.8
Poland	2.8
Panama	2.0
India	1.9
Kazakhstan	1.6
Qatar	0.9
United Arab Emirates	0.6
Trinidad and Tobago	0.5
Philippines	0.4
China	0.4
Sri Lanka	0.4
100.0%

**As a percentage of total investments. Please note that Fund holdings are as of February 29, 2012 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund, under normal conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$271,591,264	—	$271,591,264
Corporate bonds & notes	—	155,676,727	—	155,676,727
Warrants	—	360,812	—	360,812
Total investments	—	$427,628,803	—	$427,628,803

Notes to schedule of investments (unaudited) (continued)

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$52,277	—	—	$52,277
Forward foreign currency contracts	—	$83,594	—	83,594
Total other financial instruments	$52,277	$83,594	—	$135,871

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to schedule of investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments.  Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund.  Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 29, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $83,594. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

Notes to schedule of investments (unaudited) (continued)

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At February 29, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$47,236,738
Gross unrealized depreciation	(4,940,914)
Net unrealized appreciation	$42,295,824

At February 29, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Buy:
U.S. Treasury 10-Year Notes	126	6/12	$16,552,370	$16,500,093	$(52,277)

At February 29, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Sell:
Brazilian Real	JPMorgan Chase & Co.	18,358,460	$10,657,952	3/15/12	$(69,384)
Euro	JPMorgan Chase & Co.	3,747,880	4,993,550	3/15/12	(14,210)
Net unrealized loss on open forward foreign currency contracts					$(83,594)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 29, 2012.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(52,277)	—	$(52,277)
Foreign Exchange Risk	—	$(83,594)	(83,594)
Total	$(52,277)	$(83,594)	$(135,871)

During the period ended February 29, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$16,159,303
Forward foreign currency contracts (to buy)†	3,728,424
Forward foreign currency contracts (to sell)	22,710,617

Notes to schedule of investments (unaudited) (continued)

Average Notional Balance‡
Interest rate swap contracts†	14,325,251BRL

† At February 29, 2012, there were no open positions in this derivative.

‡ Notional amounts are denominated in U.S. dollars, unless otherwise noted.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  April 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  April 25, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:  April 25, 2012